                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


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                                  FORM 8-K/A

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                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                              SEPTEMBER 29, 1998

                            Date of report (Date of
                           earliest event reported)



                  WILSHIRE REAL ESTATE INVESTMENT TRUST INC.
            (Exact name of registrant as specified in its charter)



   MARYLAND                     0-23911                    52-2081138
   --------                     -------                    ----------
 (State or other        Commission File Number          (I.R.S. Employer
 jurisdiction of                                      Identification Number)
 incorporation)



                   1776 SW MADISON STREET, PORTLAND, OR97205
           ---------------------------------------------------------

              (Address of principal executive offices)(Zip Code)


                                (503) 223-5600
              Registrant's telephone number, including area code



                                NOT APPLICABLE
           ---------------------------------------------------------
               (Former name or former address, if changed since
                                 last report)
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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

     This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Wilshire Real Estate Investment Trust Inc. (the "Company") on October 14, 1998. It provides the pro forma financial information for loan pool purchased from Salomon Smith Barney Inc. and the financing thereto ("Salomon Loan Pool").

     As previously reported, on October 14, 1998, the Company acquired a pool of approximately 3,766 one-to-four family fully amortizing mortgage loans secured by first liens for $421.8 million in cash plus closing costs from Salomon Smith Barney Inc., an unaffiliated third party (the "Seller"). The acquisition was financed by securitizing loans for $374.2 million, less closing costs and other borrowings including an existing repurchase agreement.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro forma financial information related to the loans and related financing listed under Item 2 is attached hereto, and incorporated herein by reference, as
Exhibit 99.

(c)  Exhibits

     The following exhibits are filed as part of this report:

     2.1 Assignment, assumption and recognition agreement dated September 30, 1998 among Salomon Brothers Realty Corp., Wilshire Real Estate Investment Trust Inc. and Ameriquest Mortgage Co.

     2.2 Assignment, assumption and recognition agreement dated September 30, 1998 among Salomon Brothers Realty Corp., Wilshire Real Estate Investment Trust Inc. and Ameriquest Mortgage Co.

     2.3 Assignment, assumption and recognition agreement dated September 30, 1998 among Salomon Brothers Realty Corp., Wilshire Real Estate Investment Trust Inc. and Long Beach Mortgage Co.

     2.4 Assignment, assumption and recognition agreement dated September 30, 1998 among Salomon Brothers Realty Corp., Wilshire Real Estate Investment Trust Inc. and National Mortgage Sales Corp.

     2.5 Assignment, assumption and recognition agreement dated September 30, 1998 among Salomon Brothers Realty Corp., Wilshire Real Estate Investment Trust Inc. and Ameriquest Mortgage Co.

     99    Pro forma financial information

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

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    WILSHIRE REAL ESTATE
                                                    INVESTMENT TRUST INC.



Date:  November 4, 1998                             By: /s/ Chris Tassos
                                                    ---------------------------
                                                    Chris Tassos
                                                    Executive Vice President and
                                                    Chief Financial Officer

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

                       INDEX TO EXHIBITS FILED HEREWITH



 EXHIBIT   DESCRIPTION
 -------   ----------------------------------------------------


   2.1 Assignment, assumption and recognition agreement dated September 30, 1998 among Salomon Brothers Realty Corp., Wilshire Real Estate Investment Trust Inc. and Ameriquest Mortgage Co.

   2.2 Assignment, assumption and recognition agreement dated September 30, 1998 among Salomon Brothers Realty Corp., Wilshire Real Estate Investment Trust Inc. and Ameriquest Mortgage Co.

   2.3 Assignment, assumption and recognition agreement dated September 30, 1998 among Salomon Brothers Realty Corp., Wilshire Real Estate Investment Trust Inc. and Long Beach Mortgage Co.

   2.4 Assignment, assumption and recognition agreement dated September 30, 1998 among Salomon Brothers Realty Corp., Wilshire Real Estate Investment Trust Inc. and National Mortgage Sales Corp.

   2.5 Assignment, assumption and recognition agreement dated September 30, 1998 among Salomon Brothers Realty Corp., Wilshire Real Estate Investment Trust Inc. and Ameriquest Mortgage Co.

   99      Pro Forma Financial Information - Narrative Format

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